EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward R. DeStefano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of New Century Energy Corp. on Form 10-QSB for the quarterly period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of New Century Energy Corp.


                                     By:/s/  Edward  R.  DeStefano
                                     --------------------------
                                     Edward  R.  DeStefano
                                     Chief  Executive  Officer  and
                                     Chief  Financial  Officer
August 22,  2005


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